G
M
P
rowing Dividends
anaging Risk and
erforming to Expectations

Safe Harbor Statement
This report contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934.  You can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “forecast,” “anticipate,” “believe,” “estimate,” “continue” or similar words.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Reform Act of 1995 and are including this statement for the purposes of complying with these safe harbor provisions.  You should read statements that contain these words carefully because they discuss the Company’s future expectations, contain projections of the Company’s future results of operations or financial condition, or state other “forward-looking” information.

GMP

QUÉBEC
HIGHGATE
LAKE CHAMPLAIN
COLCHESTER
WINOOSKI RIVER
MONTPELIER
VERGENNES
WELLS RIVER
CONNECTICUT RIVER
WHITE RIVER JUNCTION
NEW YORK
BELLOWS FALLS
WILMINGTON
VERMONT YANKEE
MASSACHUSETTS
GMP Service Territory
District Service Centers
Major Generating Source
Hydro-Québec Connection

GREEN MOUNTAIN POWER

Company Fundamentals
•   GMP serves 90,000
customers in Vermont’s
fastest growing regions
•   Vertically integrated
•   No unregulated ventures
•   Current dividend payout
ratio is among the lowest
for comparable utilities
•   S&P Credit Rating BBB;
Moody’s Credit Rating
Baa2

GMP

Market Purchases
9.6%
Gas & Oil
1.8%
Hydro
43.8%
Nuclear
40.6%
Wind
0.1%
Wood
4.1%

GREEN MOUNTAIN POWER

	Cents per	% of Total
Source	kwh	Purchases
GMP and NYPA Hydro	4.2	6.2
Market Purchases	6.8	9.6
Nuclear	4.0	40.6
Wind	4.0	0.1
Hydro Quebec	7.0	33.9
Wood	10.7	1.3
Qualifying Facilities	12.5	6.5
Oil & Gas	23.2	1.8
Average all sources	6.3
•    9% owned generation; 91% purchased generation
Energy Sources in 2005

GMP

Residential
38%
C&I Small
38%
C&I Large
24%

Residential
30%
C&I Small
36%
C&I Large
34%

GREEN MOUNTAIN POWER

Retail Revenue by Customer Class
Mwh Sales by Customer Class
Load and Revenue

500
450
400
350
300
250
200
150
100
50
0
454
367
304
243
223
Green Mountain Power
VT Electric Coop
Central Vermont Public Service
Washington Electric Coop
Burlington Electric

GREEN MOUNTAIN POWER

Customers Served Per Non-Generation Employee
Vermont’s Five Largest Utilities - 2004

GMP

Goal		Performance Area	Q4 Oct - Dec 2005	Q3 July - Sept 2005	Q2 Apr - June 2005	Q1 Jan - Mar 2005	Annual	Baseline	Hit Goal Quarter
Meet Baseline Goal	2a	% Bills rendered in 7 days	100%	100%	100%	100%	**100%**	<= .10%	Y
	5a	Customer Satisfaction	94%	92%	90%	93%	**92.3%**	>= 80%	Y
	5b	Customer Satisfaction	Annual Results				**81.0%**	> = 80%	Y
	5c	% of Complaints to DPS	0.001%	0.001%	0.003%	0.000%	**0.001%**	<= .07%	Y
	7a	System Reliability - SAIFI					**1.5**	<= 1.7	Y
	7b	System Reliability - CAIDI					**1.2**	<= 2.2	Y
Exceed SQ Goal by 10%	1a	% Calls not answered in 20 seconds	22.0%	17.0%	11.5%	4.4%	**14.1%**	<= 25%	Y
	1b	Abandonment Rate	3.4%	2.2%	1.5%	0.7%	**2.0%**	<= 5%	Y
	1c	% Outage calls not answered	10.2%	5.2%	5.9%	7.1%	**7.4%**	<= 15%	Y
	1d	% Calls receiving busy signals	0.00%	0.03%	0.00%	0.00%	**0.00%**	<= 3%	Y
	6a	Lost time incidents - annual	1.73	0.00	0.00	3.97	**1.28**	<= 3.5	Y
	6b	Lost time severity - annual	3.47	0.00	0.00	7.93	**2.56**	<= 37	Y
Exceed SQ Goal by 20%	2b	% Inaccurate bills	0.057%	0.012%	0.004%	0.012%	**0.021%**	<= .10%	Y
	2c	% of Payment Posting Complaints	0.002%	0.001%	0.000%	0.000%	**0.002%**	<= .005%	Y
	3	% of Meters Not Read	1.060%	0.950%	0.942%	1.392%	**1.088%**	<= 10%	Y
	4a	% of work not completed on time	0.124%	0.000%	0.000%	0.100%	**0.1%**	<= 5%	Y
	4b	Avg delay days for missed appointments	4.4	0.0	3.8	1.3	**3.7**	<= 5	Y

GREEN MOUNTAIN POWER

Overall Satisfaction with Response to Contact - 4th Quarter 2005	GMP	All IOUs
Completely or Very Satisfied	94%	62%
Completely or Very Dissatisfied	3%	13%
Customer Satisfaction & Service Quality Performance

Average Retail Rates of New England Large
Investor-owned Utilities (cents per kwh)
12 months ended December 31, 2004
Granite State Electric 9.58
Western Mass. Electric 9.8
Cambridge Electric 9.88
Connecticut Light & Power 10.13
Green Mountain Power 10.32
Unitil Energy Systems 10.53
Narragansett Electric 10.63
Massachusetts Electric 11.01
United Illuminating 11.62
Maine Public Service 11.66
Public Service of New Hamp. 11.69
Fitchburg Gas and Electric 11.87
Central Vermont Public Service 11.88
Boston Edison 12.11
Commonwealth Electric 13.15
0 2 4 6 8 10 12 14

Average Industrial Retail Rates of New England Large
Investor-owned Utilities (cents per kwh)
12 months ended Dec. 31, 2004
Green Mountain Power 7.44
Connecticut Light & Power 7.84
Western Mass. Electric 8.21
Central Vermont Public 8.29
Granite State Electric 8.45
Cambridge Electric 8.98
United Illuminating 9.13
Maine Public Service 9.33
Unitil Energy Systems 9.48
Narragansett Electric 9.5
Fitchburg Gas and Electric 10.11
Massachusetts Electric 10.13
Public Service of New Hamp. 10.35
Commonwealth Electric 10.7
Boston Edison 10.84
0 2 4 6 8 10 12

GREEN MOUNTAIN POWER

Source:  Edison Electric Institute, FERC Form1
New England 2004 Retail Rates

16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
250
200
150
100
50
0
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
Est.
06
Est.
GMP
CPI

GREEN MOUNTAIN POWER

Cents/kWh
CPI Index
Green Mountain Power Overall Rates
Compared to Consumer Price Index

Current Approved Rate Plan
•  Allowed ROE at 10.5%
•  Rate increases of 1.9% and 0.9% for
2005 and 2006
•  Recovery of Pine St. remediation & other
regulatory assets

Regulatory and Political Outlook
•   Positive regulatory relationship
•   Three-year rate plan (2004-2006)
•   New thinking on value of fuel clauses
       –    Alternative Rate Plan
       –    Earnings sharing
•   Ten to Fifteen percent rate increase requirement in 2007,
if current wholesale pricing applies
•   Deferral of higher energy prices needed for 2006 for
opportunity to earn our allowed rate of return
•   Current Approved Rate Plan permits deferral of higher
costs caused by storms / other factors
•   Governor Douglas (R), a two-term popular incumbent,
strong favorability rating
•   Experienced utility regulators

Management Strategy
•  Conservative Capital Structure
•  Superior Dividend Growth
•  Invest in Transmission
•  Grow Utility Services Business
•  Improve Cash Flow

Financial Overview

	2005	2004	2003
Retail Revenues	$217,562	$207,922	$201,569
Power Supply (net wholesale sales)	121,691	121,367	118,405
Gross Margin	95,871	86,555	83,164

Other Operating Expense	76,340	66,903	63,697
Other Income	1,725	2,087	2,079
Interest Exp	6,760	6,506	7,060
Net Income (continuing operations)	$11,046	$11,059	$10,328
Net Income (discontinuing operations)	$134	$525	$79

EPS - Diluted - continuing operations	$2.09	$2.10	$2.01
EPS - Diluted - discontinued operations	$0.03	$0.10	$0.01
EPS - Diluted	$2.12	$2.20	$2.02
Dividends per Share	$1.00	$0.88	$0.76
Weighted Average Common Shares	5,284	5,254	5,140

Capital Structure
•  Targeted 53% common equity
•  No preferred equity, no hybrids, limited
use of short-term debt
•  Limited debt maturities (millions):

2004	2005	2006	2007	2008
$0	$0	$14	$0	$0

GMP

Projected Capital Structure
100%
80%
60%
40%
20%
0%
2002
2003
2004
2005
2006
Debt
Equity

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2.14
2.10
2.06
2.02
1.98
1.94
1.90
2003
2004
2005
Net Cash - Cont Ops
EPS - Cont Ops

GREEN MOUNTAIN POWER

Cash From Cont. Ops. / EPS
In $000s
Capital Structure & Cash Flow

GMP

$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
12/00
12/01
12/02
12/03
12/04
12/05
GMP
S&P 500
EEI Index

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0

$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2000
2001
2002
2003
2004
2005

GREEN MOUNTAIN POWER

Annual Dividend
5 Year Cumulative Total Return
Retained Earnings
GMP has received EEI’s award forhighest 5 year total shareholder return for 2004 and 2005.
GMP intends to increase its annual dividendpayout ratio to the middle of a range of between 50 and 70 percent of earnings so long as financial and operating results permit.
How Shareholders Have Fared

450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2005
2006
2007
2008
LT Debt
Equity

GREEN MOUNTAIN POWER

VELCO Total Capital
(In $000s)
VELCO Transmission Growth Strategy
•  Current
capitalization
structure for VELCO
•  Potential to increase
equity
•  Invest approximately
$25 million through
2008
•  Superior
risk-adjusted return

$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
2001
2002
2003
2004
2005

GREEN MOUNTAIN POWER

Utility Service Revenues
Utility Services Growth Strategy
•   Reduces rates for
customers
•   Superior growth
•   More efficient use
of workforce

Appendix A:  Effective Risk Mitigation Strategies
Power Supply
   Green Mountain Power Corporation’s power supply contracts have features that reduce outage cost exposure.
   All Company power contract costs are being recovered in rates and most contracts are effective for extended periods:
   –    Morgan Stanley contract effective through 2006 (15% of total power supply)
   –    Vermont Yankee contract expires in 2012 (35%-40% of total power supply)
   –    Hydro-Quebec contract expires 2015 (30% - 35% of total power supply)
   Rapid increase in energy prices has reduced margins on sales, and increased the costs of delivering energy to customers.
IBM
   IBM represents approximately 16 percent of Company retail revenues but is our lowest margin customer. In a worst case hypothetical situation, were IBM to shutdown immediately, our rate increase needs across all customer classes are estimated to decline, because IBM’s rates are well below current wholesale energy prices.
   While IBM has reduced its workforce over the past five years from 8,500 to 6,000, Company results and rate needs have not been impacted, in part due to low unemployment and steady growth in our service territory.
Regulatory
   The Company believes that the 2004-2006 rate plan demonstrates an improved regulatory environment and provides longer-term financial stability. Alternative regulation with some type of fuel adjustment mechanism is a plausible future outcome in Vermont.